EXHIBIT 10.1

THIRD AMENDMENT TO THE

MASTER NONQUALIFIED PLAN TRUST AGREEMENT

THIS THIRD AMENDMENT (this “Third Amendment”) to the Master Nonqualified Plan Trust Agreement (the “Trust Agreement”) by and between Weingarten Realty Investors, a real estate investment trust organized under the laws of the State of Texas (the “Company”) and Reliance Trust Company, a trust company organized under the laws of the State of Georgia (the “Trustee”) is hereby adopted, effective as stated herein.

WITNESSETH:

WHEREAS, the Company and the Trustee entered into the Trust Agreement on August 1, 2006; and

WHEREAS, Section 13(a) of the Trust Agreement provides for the amendment of the Trust Agreement by written instrument executed by the Company and the Trustee; and

WHEREAS, the Company and the Trustee wish to amend the Trust Agreement to clarify the intent of the parties with regard to an internal cross-reference in Section 4(b) of the Trust Agreement;

NOW, THEREFORE, Section 4(b) of the Trust Agreement is hereby amended, effective upon execution by all parties hereto, to be and read as follows:

(b)

In the event the Company makes payment of benefits directly pursuant to Section 2(e) hereof, the Company may file proof of such payment with the Trustee and request to be reimbursed for said payment from the assets of the applicable Participating fund. The Trustee shall reimburse the Company for amounts not exceeding the Company’s costs of making Plan payments. The Trustee shall not be obligated to verify the amount of payment beyond receipt of reasonable proof (e.g. cancelled check) and the Company’s written representation as to the Participating Plan for which such payment was made.

Except as specifically amended hereby, the Trust Agreement shall remain in full force and effect as prior to this Third Amendment.

IN WITNESS WHEREOF, the Company and the Trustee have caused this Third Amendment to be duly executed as of the 26th day of April, 2011.

WEINGARTEN REALTY INVESTORS		RELIANCE TRUST COMPANY

By:	/s/ Michael Townsell	By:	/s/ Lorraine K. Saunders
	Michael Townsell		Lorraine K. Saunders

Its:	Vice President Human Resources	Its:	Trust Officer